UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 22, 2004

                                AIRGATE PCS, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                     027455               58-2422929
 (State or other jurisdiction         (Commission           (IRS Employer
       of incorporation)              File Number)        Identification No.)

                    Harris Tower, 233 Peachtree Street, N.E.
                                   Suite 1700
                             Atlanta, Georgia 30303
                              (Address of Principal
                               Executive Offices)


                                 (404) 525-7272
              (Registrant's telephone number, including area code)

                                      None
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

AirGate PCS, Inc. has received a letter dated October 22, 2004 from Alamosa Holdings, Inc. proposing a business combination of the two companies. The text of this letter is attached hereto as Exhibit 99.1. On November 22, 2004, AirGate isued a press release responding to this proposal. A copy of that press release is attached hereto as Exhibit 99.2.


Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

99.1 Letter from Alamosa Holdings, Inc. to AirGate PCS, Inc. proposing a business combination of the two companies, dated October 22, 2004.

99.2 Press Release of AirGate, PCS, Inc. responding to a proposal by Alamosa Holdings, Inc. for a business combination with AirGate PCS, Inc., dated November 22, 2004.




                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 AIRGATE PCS, INC.



Date: November 22, 2004                  By: /s/ William J. Loughman
                                               William J. Loughman
                                               Vice President and Chief
                                               Financial Officer

                                 Exhibit Index

Exhibit         Description
-------         -----------

99.1 Letter from Alamosa Holdings, Inc. to AirGate PCS, Inc. proposing a business combination of the two companies, dated October 22, 2004.

99.2 Press Release of AirGate, PCS, Inc. responding to a proposal by Alamosa Holdings, Inc. for a business combination with AirGate PCS, Inc., dated November 22, 2004.